                                                                    EXHIBIT 10.4












                          EXECUTIVE SECURITY PROGRAM
                          --------------------------

                                      OF
                                      --

                         JACOBS ENGINEERING GROUP INC.
                         -----------------------------

                        EXECUTIVE SECURITY PROGRAM OF
                        -----------------------------

                         JACOBS ENGINEERING GROUP INC.
                         -----------------------------

                               Table of Contents
                               -----------------

                                                                           PAGE
                                                                           ----
ARTICLE I
     DEFINITIONS AND CONSTRUCTION

          1.1  Definitions                                                  I-1
          1.2  Construction                                                 I-2

ARTICLE II
     ELIGIBILITY AND PARTICIPATION

          2.1  Eligibility                                                 II-1
          2.2  Participation                                               II-1

ARTICLE III
     DEATH BENEFIT

          3.1  Amount and Payment of Death Benefit                        III-1
          3.2  Amount of Participant Salary Deferrals and Payments        III-1
          3.3  Time and Manner of Deferring Salary                        III-2
          3.4  Participant Salary Deferrals and Payments -                III-2
               Use and Forfeitability
          3.5  Waiver of Participant Payments                             III-2

ARTICLE IV
     RETIREMENT BENEFIT

          4.1  Normal Retirement                                           IV-1
          4.2  Early Retirement                                            IV-1
          4.3  Late Retirement                                             IV-1
          4.4  Termination of Participation                                IV-1
          4.5  Re-employment After Retirement                              IV-1
          4.6  Death                                                       IV-1
          4.7  Accrual of Retirement Benefit                               IV-2
          4.8  Forfeitability of Retirement Benefit                        IV-2

ARTICLE V
     BENEFICIARY                                                            V-1

ARTICLE VI
     LEAVE OF ABSENCE                                                      VI-1

ARTICLE VII
     SOURCE OF BENEFITS

          7.1  Benefits Payable from General Assets                       VII-1
          7.2  Investments to Facilitate Payment of Benefits              VII-1
          7.3  Ownership of Insurance Contract                            VII-1
          7.4  Company Obligation                                         VII-1

ARTICLE VIII
     TERMINATION OF EMPLOYMENT                                            VII-1

ARTICLE IX
     TERMINATION OF PARTICIPATION                                          IX-1

ARTICLE X
     TERMINATIONS, AMENDMENT, MODIFICATION
     OR SUPPLEMENT OF PLAN

         10.1  Termination                                                  X-1
         10.2  Rights and Obligation Upon Termination                       X-1

ARTICLE XI
     OTHER BENEFITS AND AGREEMENTS                                         X1-1

ARTICLE XII
     RESTRICTION ON ALIENATION OF BENEFITS                                XII-1

ARTICLE XIII
     ADMINISTRATION OF THIS PROGRAM                                      XIII-1

         13.1  Appointment of Committee                                  XIII-1
         13.2  Committee Officials                                       XIII-1
         13.3  Committee Action                                          XIII-1
         13.4  Committee Rules and Powers - General                      XIII-1
         13.5  Reliance on Certificates, etc.                            XIII-1
         13.6  Liability of Committee                                    XIII-2
         13.7  Determination of Benefits                                 XIII-2
         13.8  Information to Committee                                  XIII-2
         13.9  Manner and Time of Payment of Benefits                    XIII-2

ARTICLE XIV
     ADOPTION OF PLAN BY SUBSIDIARY, AFFILIATED
     OR ASSOCIATED COMPANIES                                              XIV-1

ARTICLE XV
     MISCELLANEOUS

         15.1  Execution of Receipts and Releases                          XV-1
         15.2  No Guarantee of Interests                                   XV-1
         15.3  Company Records                                             XV-1
         15.4  Evidence                                                    XV-1
         15.5  Notice                                                      XV-1
         15.6  Change of Address                                           XV-1
         15.7  Effect of Provisions                                        XV-1
         15.8  Headings                                                    XV-1
         15.9  Governing Law                                               XV-2

                          EXECUTIVE SECURITY PROGRAM
                          --------------------------
                                      OF
                                      --
                         JACOBS ENGINEERING GROUP INC.
                         -----------------------------

                                    PURPOSE

     The purpose of the Executive Security Program of JACOBS ENGINEERING GROUP INC. and its subsidiaries is to provide specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of JACOBS ENGINEERING GROUP INC. and its subsidiaries. It is the intention of JACOBS ENGINEERING GROUP INC. that this program and the individual plans established hereunder be administered as unfunded welfare benefit plans established and maintained for a select group of management or highly compensated employees.

                                   ARTICLE I

                         DEFINITIONS AND CONSTRUCTION
                         ----------------------------

     1.1  Definitions. For purpose of this Program, the following phrases or
          ------------
terms shall have the indicated meanings unless otherwise clearly apparent from the context.

          (a) "Beneficiary" shall mean the person or persons or the estate of a
               -----------
     Participant entitled to receive any benefits under a Plan Agreement entered into in accordance with the terms of this Program.

          (b) "Board of Directors" shall mean the Board of Directors of JACOBS
               ------------------
     ENGINEERING GROUP INC. unless otherwise indicated or the context otherwise requires.

          (c) "Committee" shall mean the Administrative Committee appointed to
               ---------
     manage and administer the Program and individual Plan Agreements in accordance with the provisions of Article XIV hereof.

          (d) "Company" shall mean JACOBS ENGINEERING GROUP INC.
               -------

          (e) "Employee" shall mean any person who is in the regular fulltime
               --------
     employment of the company, as determined by the personnel rules and practices of the Company or the subsidiary. The term does not include persons who are retained by the Company solely as consultants.

          (f) "Participant" shall mean an Employee who is selected and elects to
               -----------
     participate in the program through the execution of a Plan agreement in accordance with the provisions of ARTICLE II.

          (g) "Plan Agreement" shall mean the form of written agreement,
               ---------------
     attached hereto as Annex I, which is entered into by and between the Company and an Employee selected to become a Participant as a condition to participation in the Program.

          (h) "Program" shall mean the Executive Security Program of JACOBS
               -------
     ENGINEERING GROUP INC. as embodied herein and as amended from time to time.

          (i) "Retirement" and "Retire" shall mean severance of employment with
               ----------       ------
     the company at or after the attainment of age fifty-five (55) with at least one year participation.

     1.2  Construction. The masculine gender when used herein shall be deemed to
          ------------
include the feminine gender, and the singular may include the plural unless the context clearly indicated to the contrary. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Program and not to any particular provision or section. Whenever tne words "Article" or "Section" are used in this Program, or a cross-reference to an "Article" or "Section" is made, the Article or Section referred to shall be an Article or Section of this Program unless otherwise specified.



________________
End of Article l

                                  ARTICLE II

                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

     2.1  Eligibility. In order to be eligible for participation in the Program,
          -----------
an Employee must be selected by the Committee in the year preceding the year in which the Employee is eligible to participate in each succeeding year thereafter as hereinafter provided. The Committee, in its sole and absolute discretion, shall determine eligibility for participation in accordance with the purposes of the Program.

     2.2  Participation. An Employee, having been selected to participate in
          -------------
this Program by the Committee, shall, as a condition to participation, complete and return to the Committee a duly executed Plan Agreement electing to participate in the Program and agreeing to the terms and conditions thereof. The executed Plan Agreement must be filed with the Committee at least ten (1O) days prior to the first day of the year with respect to which the election to participate pertains.

     2.3  Participation During a Period of Disability. In the event that a
          -------------------------------------------
Participant is disabled and is incapable of executing a Plan Agreement for the forthcoming year, such Participant's Plan Agreement for the year in which the Participant became disabled shall remain in force and effect for purpose of receipt of benefits pursuant to Articles III and IV and payments of contributions pursuant to Article VI, until such time as Participant executes a new Plan Agreement.


_________________
End of Article II

                                  ARTICLE III

                                 DEATH BENEFIT
                                 -------------

     3.1  Amount and Payment of Death Benefit. In the event a Participant dies
          -----------------------------------
before retiring and the Program is in effect at the time, the Company will pay or cause to be paid a Death Benefit (herein so called) to such Participant's Beneficiary in the amount or amounts set forth in his Plan Agreement and as therein specified, commencing on the first day of the month following the date of such Participant's death, or as otherwise specified in his Plan Agreement.

Notwithstanding the immediately preceding paragraph of this Section 3.1, the Company will pay or cause to be paid the Death Benefit specified therein only if:

          (a) At the time of the Participant's death prior to retirement, such Participant was an Employee, or was on authorized leave of absence, and all salary deferrals and payments required to be made by such Participant under 3.2 et. seq. have been made, or such salary deferrals or payments were waived
--------
pursuant to Section 3.5 because of such Participant's total disability:

          (b) The Participant's Plan Agreement had been kept in force throughout the period commencing on the date of such Plan Agreement and ending on the date of his death; and

          (c) The Participant's death was due to causes other than suicide within one (1) year of the date of his Plan Agreement.

     3.2  Amount of Participant Salary Deferral and Payments. Each Participant
          --------------------------------------------------
shall defer an amount of his monthly compensation in the amounts and at such times as determined by the Committee, depending upon the amount of Death Benefit selected in a Participant's Plan Agreement (as such amount may be changed, from time to time, by amendment of the Plan Agreement). In the event that a Participant is authorized to take a leave of absence from employment or is disabled, the Participant shall be required to make payments to the Company in accordance with Article VI in order to maintain his Plan Agreement in force, except as provided in Section 3.5. A Participant's obligation to defer an amount of his monthly compensation in accordance with this Section 3.2 or to make the payments required by Articles VI shall be stated in his Plan Agreement, shall commence on the date his Plan Agreement becomes effective, and shall continue thereafter during the term of his Plan Agreement or until the earlier of such Participant's death, Retirement, or attainment of age sixty-five (65). A Participant shall have the right to increase or decrease the amount of his Death Benefit initially selected by him by amending his plan Agreement in accordance with the rules adopted by the Committee for this purpose.

                                     III-1

     3.3  Time and Manner of Deferring Salary or Making Payments. A Participant
          ------------------------------------------------------
shall, in his Plan Agreement, authorize the Company to defer a monthly amount of such Participant's salary equal to the amount stated in Section 3.2. A Participant who is on an authorized leave of absence or is disabled shall make the payments required in Article VI at such time and in such manner as the Company shall provide; provided, however, that the Participant shall continue to make such payments during any period in which a portion of his salary is not being deferred or such payments have not been waived pursuant to Section 3.5.

     3.4  Participant Salary Deferrals and Payments - Use and Forfeitability.
          ------------------------------------------------------------------
The amount of each Participant's salary deferred pursuant to Section 3.2 and 3.3 shall be and remain solely the property of the Company and the amount collected by the Company pursuant to section 3.2 and 3.3 from each Participant who is on an authorized leave of absence or disabled shall be and become solely the property of the Company, and a Participant shall have no right thereto, nor shall the Company be obligated to use such amounts in any specific manner. Except as provided in Article IV, if a Participant's death occurs under circumstances other than those specified in Section 3.1, no benefit shall be payable hereunder or under his Plan Agreement to his Beneficiary or any other person or entity on his behalf, and any payments made by such Participant under Sections 3.2 and 3.3 shall be forfeited.

     3.5  Waiver of Participant Salary Deferral or Payments. If a Participant
          -------------------------------------------------
becomes totally disabled before attaining age sixty-five, and if such total disability continues for more than three (3) months, such Participant shall not be required to defer a portion of his salary pursuant to Sections 3.2 and 3.3 or make the payments provided for in Sections 3.2 or 3.3, beginning with the fourth month following the date of such total disability, nor thereafter for as long as such total disability continues.

The Company will be obligated to waive such required deferral arrangement or payments only if:

          (a) Such Disability is due to causes other than illegal or criminal acts of the Participant, or intentionally self-caused acts;

          (b) The Participant was an Employee at the time he became totally disabled (or was then on authorized leave of absence) and made all payments required herein;

          (c) The Participant's Plan Agreement has been kept in force until such time.

If, during this waiver period, a Participant attains the age of 65 and thereupon Retires, or if he shall Retire before attaining age 65, or if he shall Retire after attaining age 65, the Retirement Benefit provided in Article IV will be paid.

                                     III-2

The determination of what constitutes total disability and the removal thereof for purposes of this Article III, shall be made by the Committee, in its sole and absolute discretion, and such determination shall be conclusive.

Notwithstanding the preceding provisions of this Section 3.5, the Company will not be obligated to waive Participant salary deferral or payments under Sections
3.2 and 3.3 for any reason in the case of an Employee who initially becomes a Participant after attaining age fifty-five (55).


_________________
End of Article III

                                     III-3

                                  ARTICLE IV

                              RETIREMENT BENEFIT
                              ------------------

     4.1  Normal Retirement. If a Participant has remained an Employee until age
          -----------------
65 and shall then Retire, and if this Participant has completed one year of participation in the Plan, and if this Program and his Plan Agreement have been kept in force, the Company wi11 pay or cause to be paid to such Participant, as a Retirement Benefit (herein so called), the amount per month specified in his Plan Agreement, commencing on the first day of the month following such Participant's retirement, or as otherwise specified in his Plan Agreement.

     4.2  Early Retirement. In the event a Participant shall retire prior to
          ----------------
attaining age 65 but after attaining age 55, and if this Program and his Plan Agreement have been kept in force, and if the Participant has completed one year of participation in the Plan, such Participant shall be entitled to a Retirement Benefit in an actuarially reduced amount, as determined by the Committee in its sole and absolute discretion, commencing on the first day of the month following such Retirement, or, if so provided in such Participant's Plan Agreement, commencing at a later date which shall not be subsequent to the first day of the calendar month after the Participant attains age 65.

     4.3  Late Retirement. In the event a Participant shall retire after
          ---------------
attaining age 65, and if this Program and his Plan Agreement have been kept in force, and if the Participant has completed one year of participation in the Plan, the Company will pay or cause to be paid to such Participant, as a Retirement Benefit, the amount per month specified in his Plan Agreement, commencing on the first day of the month following such participant's retirement, or as otherwise specified in his Plan Agreement. In the event there is no Amount of Retirement After Age 65 Benefit specified in his Plan Agreement, such Participant shall be entitled to receive an actuarially increased benefit as determined by the Committee in its sole and absolute discretion.

     4.4  Termination of Participation. In the event a Participant ceases to
          ----------------------------
participate in the Program before attaining age 65, and would otherwise be entitled to an early retirement benefit, the payment of such benefit shall not commence until the participant shall formally retire from the Company and no death benefit shall be paid to his beneficiary under Article III.

     4.5  Re-employment After Retirement. In the event a Participant retires
          ------------------------------
from the Company and receives retirement benefit payments, such payments shall cease to be paid if the Participant returns to active employment with the Company. The Retirement Benefit payments then remaining unpaid to such participant shall be paid upon his subsequent retirement from the Company in accordance with the payment schedule pursuant to which payments are made under Sections 4.1,4.2, and 4.3.

     4.6  Death. If a Participant shall die after becoming entitled to a
          -----
Retirement Benefit, (whether the Retirement is before, on, or after the attainment of age 65, but before the total amount payable to such Participant as a Retirement Benefit has been paid, the Retirement Benefit payments then remaining unpaid to such Participant shall be paid to such Participant's Beneficiary, in accordance with the payment schedule pursuant to which payments are made under Section 4.2 and 4.3.

If a Participant shall die under the circumstances specified in the preceding paragraphs of this Section 4.6, then no Death Benefit shall be paid to his Beneficiary under Article III, but such Beneficiary shall receive his Retirement Benefit payments as set forth in the preceding paragraphs of this Section 4.6.

     4.7  Accrual of Retirement Benefit. Notwithstanding any provision contained
          -----------------------------
herein which may imply or specify to the contrary, no portion of the Participant's Retirement Benefit shall accrue to him prior to the date that he first satisfies the requirements for Retirement hereunder.

     4.8  Forfeitability of Retirement Benefit. Notwithstanding any provision
          ------------------------------------
contained herein which may imply or specify to the contrary, a Participant's right to receive a Retirement Benefit under this Program and his Plan Agreement shall be forfeitable at all times prior to the date that he first satisfies the requirements for Retirement hereunder.


________________
End of Article IV

                                   ARTICLE V

                                  BENEFICIARY
                                  -----------

     A Participant shall designate his Beneficiary to receive benefits under the Program and his Plan Agreement by completing the appropriate space in the Plan Agreement. If more than one Beneficiary is named, the shares and/or precedence of each Beneficiary shall be indicated. As a condition co any married Participant designating a Beneficiary other than his spouse, the Committee may require the spouse's consent. A Participant shall have the right to change the Beneficiary by submitting to the Committee a change of Beneficiary in the form attached as Annex II hereof; provided, however, that no change of Beneficiary shall be effective until acknowledge in writing by the Committee. If the Company has any doubt as to the proper Beneficiary to receive payments hereunder, the Company shall have the right to withhold such payments until the matter is finally adjudicated. Any payment made by the Company in good faith and in accordance with the provisions of this Program and a Participant's Plan Agreement shall fully discharge the Company from all further obligations with respect to such payments.


_______________
End of Article V

                                  ARTICLE VI

                               LEAVE OF ABSENCE
                               ----------------

     6.1  Required Payments. If a Participant is authorized by the Company for
          -----------------
any reason, including military, medical, or other, to take a leave of absence from employment, such Participant shall be required to make monthly payments in order to maintain his Plan Agreement in force. Such required monthly payments shall be an amount equal to the amount of the Participant's monthly compensation that is to be deferred under the' terms of his Plan Agreement. A Participant required to make payments under this Section 6.1 shall continue making such required payments until the earlier of (i) the date he returns to work following a leave of absence, (ii) the date such payments are waived pursuant to Section 3.5, or (iii) the effective date that he enters into a new Plan Agreement. If a Participant's monthly payments are waived pursuant to Section 3.5 and subsequently the Participant returns to work, he shall be required to resume making monthly payments, in the amount specified above, to the Company until he executes a new Plan Agreement, in order to maintain his Plan Agreement in force in accordance with Section 2.3.

     6.2  Failure to Make Required Payments. Failure to make payments required
          ---------------------------------
by Section 6.1 shall cause Participant's Plan Agreement to terminate without the necessity of any notice from either party to the other. From and after such termination, neither party shall have any further obligation to the other party under this Program or such Plan Agreement.


_______________
End of Article VI

                                  ARTICLE VII

                              SOURCE OF BENEFITS
                              ------------------

     7.1  Benefits Payable from General Assets. Amounts payable hereunder shall
          ------------------------------------
be paid exclusively from the general assets of the Company, and no person entitled to payments hereunder shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or asset of the Company which may be looked to for such payment. The Company's liability for the payment of benefits hereunder shall be evidenced only by this Program and each Plan Agreement entered into between the Company and a Participant.

     7.2  Investments to Facilitate Payment of Benefits. Although the Company is
          ---------------------------------------------
not obligated to invest in any specific asset or fund, or purchase any insurance contract, in order to provide the means for the payment of any liabilities under this Program, the Company may elect to do so and, in such event, no Participant shall have any interest whatever in such asset, fund, or insurance contract. In the event the Company elects to purchase insurance contracts on the life of a Participant as a means for making, offsetting, or contributing to any payment, in full or in part, which may become due and payable by the Company under this Program or a Participant's Plan Agreement, such Participant agrees to cooperate in the securing of life insurance on his life by furnishing such information as the Company and the insurance carrier may require, including the results and reports of previous Company and other insurance carrier physical examinations, taking such additional physical examinations as may be requested, and taking any other action which may be requested by the Company and the insurance carrier to obtain such insurance coverage. If a Participant does not cooperate in the securing of such life insurance, or if the Company for any reason is unable to obtain life insurance in the requested amount on the life of the Participant, the Company shall have no further obligation to such Participant under this Program, and such Participant's Plan Agreement shall terminate. If the insurance carrier shall charge a rate other than standard to insure a Participant, then such Participant shall defer an additional amount of his monthly compensation or pay the Company an additional amount, as the case may be, in an amount equal to the additional charge by reason of such rating.

     7.3  Ownership of Insurance Contracts. The Company shall be the sole owner
          --------------------------------
of any insurance contract or contracts acquired on the life of a Participant, with all incidents of ownership therein, including, but not limited to, the right to cash and loan values, dividends, if any, death benefits, and the right of termination thereof, and a Participant shall have no interest whatsoever in such contract or contracts, if any, and shall exercise none of the incidents of ownership thereof.

     7.4  Company Obligation. The Company shall have no obligation of any nature
          ------------------
whatsoever to a Participant under this Program or a Participant's Plan Agreement, except as otherwise expressly provided herein and in such Plan Agreement, if the Company purchases life insurance on a Participant's life pursuant to this Program and the circumstance of the Participant's death preclude payment of death proceeds under the insurance contract.


_______________
End of Article VII

                             VII-1

                                 ARTICLE VIII

                           TERMINATION OF EMPLOYMENT
                           -------------------------

     Neither this Program nor a Participant's Plan Agreement, either singly or collectively, in any way obligate the Company, or any subsidiary of the Company, to continue the employment of a Participant with the Company, or any subsidiary of the Company, nor does either limit the right of the Company, or any subsidiary of the Company, at any time and for any reason to terminate the Participant's employment. Termination of a Participant's employment with the Company, or any subsidiary of the Company, for any reason, whether by action of the Company, subsidiary, or Participant, shall immediately terminate his participation in this Program and his Plan Agreement, and all further obligation of either party thereunder, except as provided in Article 4.2. In no event shall this Program or a Plan Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Company, or any subsidiary, and a Participant.


________________
End of Article VIII

                                    VIII-1

                                  ARTICLE IX

                         TERMINATION OF PARTICIPATION
                         ----------------------------

     A Participant reserves the right to terminate his participation in this Program and his Plan Agreement at his election at any time by giving the Company written notice of such termination.


_______________
End of Article IX

                                   ARTICLE X

                   TERMINATIONS, AMENDMENT, MODIFICATION OR
                   ----------------------------------------
                              SUPPLEMENT OF PLAN
                              ------------------

     10.1  Termination. The Company reserves the right to terminate, amend,
           -----------
modify or supplement this Program, wholly or partially, and from time to time, at any time. The Company likewise reserves the right to terminate, amend, modify, or supplement any Plan Agreement, wholly or partially, from time to time. Such right to terminate, amend, modify, or supplement this Program or any Plan Agreement shall be exercised for the Company by the Committee; provided, however, that:

            (a) No action to terminate this Program or a Plan Agreement shall be taken except upon written notice to each Participant to be affected thereby, which notice shall be given not less than 30 days prior to such action; and

            (b) The Committee shall take no action to terminate this Program or a Plan Agreement with respect to a Participant or his Beneficiary after the payment of any benefit in accordance with Article III or Article IV has commenced but has not been completed.

     10.2  Rights and Obligations Upon Termination. Upon the termination of this
           ---------------------------------------
Program or any Plan Agreements, by either the Committee or a Participant in accordance with the provisions for such termination, neither this Program nor the Plan Agreement shall be of any further force and effect, and no party shall have any further obligation under either this Program or any Plan Agreement so terminated.


_______________
End of Article X

                                  ARTICLE XI

                         OTHER BENEFITS AND AGREEMENTS
                         -----------------------------

     The benefits provided for a Participant and his Beneficiary hereunder and under such Participant's Plan Agreement are in addition to any other benefits available to such Participant under any other program or plan of the Company for its employees, and, except as may otherwise be expressly provided for, this Program and Plan Agreements entered into hereunder shall supplement and shall not supersede, modify, or amend any other program or plan of the Company or a Participant. Moreover, benefits under this Program and Plan Agreements entered into hereunder shall not be considered compensation for the purpose of computing contributions or benefits under any plan maintained by the Company, or any of its subsidiaries, which is qualified under section 401 (a) of the Internal Revenue Code of 1954, as amended.


_______________
End of Article XI

                                     XI-l

                                  ARTICLE XII

                     RESTRICTION ON ALIENATION OF BENEFITS
                     -------------------------------------

     No right or benefit under this Program or a Plan Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit hereunder or under any Plan Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Participant or Beneficiary under this Program or a Plan Agreement should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right to a benefit hereunder or under any Plan Agreement, then such right or benefit shall, in the sole and absolute discretion of the Committee, cease; and in such event, the Committee may hold or apply the same or any part thereof for the benefit of such Participant or Beneficiary, his spouse, children, or other dependents, or any of them, in such manner and in such portion as the Committee, in its sole and absolute discretion, may deem proper.


_______________
End of Article XII

                                     XII-1

                                 ARTICLE XIII

                         ADMINISTRATION OF THIS PROGRAM
                         ------------------------------

     13.1  Appointment of Committee. The general administration of this Program,
           ------------------------
and any Plan Agreements executed hereunder, as well as construction and interpretation thereof, shall be vested in the Committee, the number and members of which shall be designated and appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. Any such member of the Committee may resign by notice in writing filled with the secretary of the Committee. Vacancies shall be filled promptly by the Board of Directors. Each person appointed a member of the Committee shall signify his acceptance by filing a written acceptance with the secretary of the Committee.

     13.2  Committee Officials. The Board of Directors may designate one of the
           -------------------
members of the Committee as chairman and may appoint a secretary who need not be a member of the Committee. The secretary shall keep minutes of the Committee's proceedings and all date, records and documents relating to the Committee's administration of this Program and any Plan Agreements executed hereunder. The Committee may appoint from its number such subcommittees with such powers as the Committee shall determine and may authorize one or more of its members or any agent to execute or deliver any instrument or make any payment on behalf of the Committee.

     13.3  Committee Action. All resolutions or other actions taken by the
           ----------------
Committee shall be by the vote of a majority of those members present at a meeting at which a majority of the members are present, or in writing by all the members at the time in office if they act without a meeting.

     13.4  Committee Rules and Powers - General. Subject to the provisions of
           ------------------------------------
this Program, the Committee shall from time to time establish rules, forms, and procedures for the administration of this Program, including Plan Agreements. Except as herein otherwise expressly provided, the Committee shall have the exclusive right to interpret this Program and any Plan Agreements, and to decide any and all matters arising thereunder or in connection with the administration of this Program and any Plan Agreements, and it shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person. The Committee shall have the exclusive right to determine (i) total disability with respect to a Participant and (ii) the degree thereof, either or both determinations to be made on the basis of such medical and/or other evidence that the Committee, in its sole and absolute discretion, may require. Such decisions, actions, and records of the Committee shall be conclusive and binding upon the Company and all persons having or claiming to have any right or interest in or under this Program.

     13.5  Reliance on Certificates, etc. The members of the Committee and the
           -----------------------------
officers and directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel. Such legal counsel may be counsel for the Company.

                                    XIII-1

     13.6  Liability of Committee. No member of the Committee shall be liable
           ----------------------
for any act or omission of any other member of the Committee, or for any act or omission on his own part, excepting only his own willful misconduct. The Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his membership on the Committee, excepting only expenses and liabilities arising out of his own willful misconduct. Expenses against which a member of the Committee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding bought, or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled a a matter of law.

     13.7  Determination of Benefits. In addition to the powers hereinabove
           -------------------------
specified, the Committee shall have the power to compute and certify, under this Program and any Plan Agreement, the amount and kind of benefits from time to time payable to Participants and their Beneficiaries, and to authorize all disbursements for such purposes.

     13.8  Information to Committee. To enable the Committee to perform its
           ------------------------
functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require.

     13.9  Manner and Time of Payment of Benefits. The Committee shall have the
           --------------------------------------
power, in its sole and absolute discretion, to change the manner and time of payment of benefits to be made to a Participant or his Beneficiary from that set forth in the Participant's Plan Agreement if requested to do so by such Participant or Beneficiary.


_______________
End of Article XIII

                                    XIII-2

                                  ARTICLE XIV

                       ADOPTION OF PLAN BY SUBSIDIARY,
                       -------------------------------
                      AFFILIATED OR ASSOCIATED COMPANIES
                      ----------------------------------

     Any corporation which is a wholly owned subsidiary of the Company may, with the approval of the Board of Directors of the Company, adopt this Plan and thereby come within the definition of Company in Article I hereof.


_______________
End of Article XIV

                                     XIV-1

                                  ARTICLE XV

                                 MISCELLANEOUS
                                 -------------

     15.1  Execution of Receipts and Releases. Any payment to any Participant, a
           ----------------------------------
Participant's legal representative, or Beneficiary in accordance with the provisions of this Program or any Plan Agreement executed hereunder shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Company. The Company may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it may determine.

     15.2  No Guarantee of Interest. Neither the Committee not any of its
           ------------------------
members guarantees the payment of any amounts which may be or becomes due to any person or entity under this Program or any Plan Agreement executed hereunder. The liability of the Company to make any payment under this Program or any Plan Agreement executed hereunder is limited to the then available assets of the Company.

     15.3  Company Records. Records of the Company as to a Participant's
           ---------------
employment, termination of employment and the reason therefor, reemployment, authorized leaves of absence, and compensation shall be conclusive on all persons and entities, unless determined to be incorrect.

     15.4  Evidence. Evidence required by anyone under this Program and any Plan
           --------
Agreement executed hereunder may be by certificate, affidavit, document, or other information which the person or entity acting on it considers pertinent and reliable, and signed, made, or presented by the proper party or parties.

     15.5  Notice. Any notice which shall be or may be given under this Program
           ------
or a Plan Agreement executed hereunder shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed to the Company, at 251 S. Lake Avenue, Pasadena, CA 911 01, marked to the attention of the Secretary, Administrative Committee, Executive Security Plan; or, if notice to a Participant, addressed to the address shown on such Participant's Plan Agreement.

     15.6  Change of Address. Any party may, from time to time, change the
           -----------------
address to which notices shall be mailed by giving written notice of such new address.

     15.7  Effect of Provisions. The provisions of this Program and of any Plan
           --------------------
Agreement executed hereunder shall be binding upon the Company and its successors and assigns, and upon a Participant, his Beneficiary, assigns, heirs, executors, and administrators.

     15.8  Headings. The titles and headings of Articles and Sections are
           --------
included for convenience of reference only and are not to be considered in the construction of the provisions hereof or any Plan Agreement executed hereunder.

     15.9  Governing Law. All questions arising with respect to this Program and
           -------------
any Plan Agreement executed hereunder shall be determined by reference to the laws of the State of California, as in effect at the time of their adoption and execution, respectively.



     Signed this 14 day of February, 1983.
                 --        --------  ----


                                         JACOBS ENGINEERING GROUP INC.



[ STAMP OF APPROVAL LEGAL APPEARS HERE ] By /s/ David D Myers
                                            -------------------------------
                                            President


ATTEST:


   /s/ Robert J Shapiro
----------------------------
Secretary



(SEAL)

                                     XV-2